UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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     FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 5, 2010 (February 3, 2010)

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Date of Report (Date of earliest event Reported)

     L & L Energy, Inc.
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(Exact name of registrant as specified in its charter)

Nevada	000-32505	91-2103949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

     130 Andover Park East, Suite 101, Seattle WA 98188
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(Address of principal executive offices) (Zip Code)

     (206) 264-8065
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Registrant’s Telephone Number, Including Area Code

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e -4(c))

Forward Looking Statements

     This Form 8-K and other reports filed by L & L Energy, Inc., formerly L & L International Holdings, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement

     L&L through L&L Yunnan Tianneng Industry Co. Ltd. “(TNI”), a 98% controlled subsidiary in China, entered an agreement to subcontract the operation of Luoping County ZoneLin Coal Coking Factory in China (“ZoneLin”). ZoneLin is a profitable operating coking facility, which produces 150,000 tons of coke annually. The Company is to provide capital, management skills, and take operational profit or loss of ZoneLin under the agreement. The management believes that the agreement meets the criteria of FIN 46; Consolidation of Variable Interest Entities, and therefore ZoneLin’s revenue, profit, or loss can be consolidated into L&L financial statements as a variable interest entity.

      The agreement was signed on February 3, 2010 with an effective date of  November 1, 2009.

     It is expected the agreement would generate approximate $28 Million USD revenue per year, using $187 per ton coal price as a basis.

     The above provides only a brief summary of the agreement. A full English translation of the Agreement is attached hereto as Exhibit 10.1. Copy of the actual agreement in Chinese, is available in L&L’s office.

Item 8.01 Other Event

       L&L filed on January 8, 2010 Form 8-K regarding its subsidiary TNI. Since that date, L&L has increased its equity ownership in TNI from 70% to 98%.

Item 9.01 Financial Statements and Exhibits

Exhibit:

10.1 Subcontracting Contract between ZoneLin Coal Coking Factory and L&L Yunnan Tianneng Industry Co. Ltd. (English Translation).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L & L ENERGY, INC. (Registrant) Date: February 5, 2010 By: /s/ Dickson V. Lee Dickson V. Lee, Chief Executive Officer